UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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ING MUTUAL FUNDS
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INFORMATION STATEMENT

June 5, 2012

ING MUTUAL FUNDS

ING Emerging Countries Fund

Toll Free:  (800) 992-0180

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of new sub-advisory agreements for ING Emerging Countries Fund (“Fund”), effective July 23, 2012.  The Fund is organized as a separate series of ING Mutual Funds (“Trust”). As is discussed below, Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) have sub-advised the Fund since March 12, 2012 in an interim capacity.

On January 12, 2012, the Board of Trustees (the “Board”) of the Fund and ING Emerging Markets Equity Fund (“Emerging Markets Fund”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Fund with and into Emerging Markets Fund (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective after close of business on July 20, 2012, or such other date as the parties may agree (the “Closing Date”).  On January 11, 2012, ING Investment Management Advisors, B.V. (“IIM B.V.”), the former sub-adviser to the Fund, notified the Board that it was recommending a change in investment strategy of the Fund, which would have required the Fund to incur substantial transition costs.  Rather than allowing IIM B.V. to continue as sub-adviser until the Closing Date and in anticipation of the Reorganization, on February 10, 2012, the Board approved terminating the sub-advisory agreement between ING Investments, LLC (“ING Investments”) and IIM B.V.  The Board also approved interim sub-advisory agreements between ING Investments and Delaware Management and JPMorgan, effective March 12, 2012.  In addition, the Board approved changes to the Fund’s investment strategies to align the Fund with Emerging Markets Fund.  A prospectus supplement describing these changes was mailed to shareholders on February 10, 2012.  The interim sub-advisory agreements are to be replaced by new sub-advisory agreements approved by the Board at an in-person meeting on May 24, 2012, with respect to the Fund between ING Investments and Delaware Management and ING Investments and JPMorgan if the Reorganization is not implemented or shareholder approval of the Reorganization is not obtained by July 23, 2012.

Delaware Management is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI and DMBT. DMBT is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of Delaware Management is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of March 31, 2012, DMHI and its subsidiaries managed $170 billion in assets.

JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of March 31, 2012, JPMorgan and its affiliates managed $1,381,505 million in assets.

The Trust and ING Investments have obtained an exemptive order from the SEC granting “Manager-of-Managers” relief that permits ING Investments to enter into a sub-advisory agreement with one or more unaffiliated sub-advisers on behalf of a fund that it manages without obtaining shareholder approval of the new agreement or agreements, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940 (“1940 Act”).  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement or agreements.  This Information Statement is intended to comply with that condition.

THE TRUST IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW DELAWARE MANAGEMENT SUB-ADVISORY AGREEMENT OR THE NEW JPMORGAN SUB-ADVISORY AGREEMENT FOR THE FUND AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE DELAWARE MANAGEMENT SUB-ADVISORY AGREEMENT OR JPMORGAN SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING MUTUAL FUNDS

Toll Free:  (800) 992-0180

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

NOTICE TO THE SHAREHOLDERS

OF

ING EMERGING COUNTRIES FUND

June 5, 2012

This Information Statement is being furnished in connection with the approval of new sub-advisory agreements for ING Emerging Countries Fund (“Fund”), a series of ING Mutual Funds (“Trust”), which become effective July 23, 2012.  This Notice will be mailed on or about June 5, 2012 to shareholders of record as of the close of business on May 24, 2012. The Information Statement is also available online at www.proxyvote.com/ing. As explained below, the Board of Trustees of the Trust (“Board”) approved changes to the sub-advisory services provided to the Fund, as well as corresponding changes to the Fund’s investment strategies.

From June 10, 2008 until close of business February 24, 2012, ING Investment Management Advisors, B.V. (“IIM B.V.”), a Netherlands corporation organized in 1896 and located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, managed the Fund under an investment sub-advisory agreement dated December 7, 2005, as amended and restated August 21, 2008 (“IIM B.V. Sub-Advisory Agreement”).  The IIM B.V. Sub-Advisory Agreement was last renewed by the Board on November 17, 2011 and was last approved by the Fund’s shareholders on August 21, 2008.

On January 12, 2012 the Board of the Fund and ING Emerging Markets Equity Fund (“Emerging Markets Fund”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Fund with and into Emerging Markets Fund (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective after close of business on July 20, 2012, or such other date as the parties may agree (the “Closing Date”).  On January 11, 2012, ING Investment Management Advisors, B.V. (“IIM B.V.”), the former sub-adviser to the Fund, notified the Board that it was were recommending a change in investment strategy of the Fund, which would have required the Fund to incur substantial transition costs.  Rather than allowing IIM B.V. to continue as sub-adviser until the Closing Date and in anticipation of the Reorganization, on February 10, 2012, the Board approved terminating the sub-advisory agreement between ING Investments, LLC (“ING Investments”) and IIM B.V.

In order to assure that uninterrupted sub-advisory services continued to be provided to the Fund, upon the termination of the IIM B.V. Sub-Advisory Agreement, at a special telephonic meeting held on February 10, 2012, the Board also approved the appointment of Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) as sub-advisers to the Fund in place of IIM B.V. ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, entered into interim sub-advisory agreements with Delaware Management (“Interim Delaware Management Sub-Advisory Agreement”) and JPMorgan (“Interim JPMorgan Sub-Advisory Agreement”) (together, the “Interim Sub-Advisory Agreements”) effective March 12, 2012, in reliance upon Rule 15a-4(b)(1) under the Investment Company Act of 1940 (the “1940 Act”).  Under the terms of the Interim Sub-Advisory Agreements, the Fund’s overall fee structure, including the management fee it pays to ING Investments, breakpoints applicable to that fee, the sub-advisory fee rate payable, and the administrative services fee remained the same.  Furthermore, the Interim Sub-Advisory Agreements resulted in a change of portfolio managers. Delaware Management has given the responsibility of the day-to-day management of the Fund’s assets allocated to Delaware Management to Liu-Er Chen.  JPMorgan has given the day-to-day management of the Fund’s assets allocated to JPMorgan to George Iwanicki, Jr. and Anuj Arora.  ING Investments will determine what it believes to be the optimal allocation of the assets under management between Delaware Management and JPMorgan.  Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation. Finally, changes were made to the Fund’s investment strategies effective February 24, 2012 to align them with Emerging Markets Fund.

In connection with and in anticipation of the Reorganization, from the close of business on February 24, 2012 through March 11, 2012, the Fund was in a “transition period” during which time a transition manager sold all or most of the Fund’s holdings and may have held a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not have been pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions would not have applied. The sales and purchases of securities during the transition period resulted in significant buy and sell transactions. Such transactions resulted in the realization of taxable gains for the Fund which were offset by the Fund’s capital loss carryforwards. In addition, these transactions resulted in transactional costs, which were ultimately borne by shareholders.

The Interim Sub-Advisory Agreements are to be replaced by a new sub-advisory agreement with respect to the Fund between ING Investments and Delaware Management (“New Delaware Management Sub-Advisory Agreement”) and a new sub-advisory agreement with respect to the Fund between ING Investments and JPMorgan (“New JPMorgan Sub-Advisory Agreement”) (together, the “New Sub-Advisory Agreements”) which were approved by the Board at an in-person meeting on May 24, 2012.  Under the New Sub-Advisory Agreements, Delaware Management and JPMorgan will continue to provide day-to-day management services to the Fund.  Rule 15a-4 under the 1940 Act provides that the Interim Sub-Advisory Agreements may continue for a period of not more than 150 days from February 24, 2012, the date on which IIM B.V. was terminated as a sub-adviser to the Fund. Accordingly, the New Sub-Advisory Agreements would be put into place only upon the expiration of this 150 day period if the Reorganization is not implemented or shareholder approval of the Reorganization is not obtained by July 23, 2012. A copy of the New Delaware Management Sub-Advisory Agreement and the New JPMorgan Sub-Advisory Agreement are attached to this Information Statement as Appendix A and Appendix B, respectively.

The New Sub-Advisory Agreements have no effect on the Fund’s overall fee structure, including the management fee the Fund pays to ING Investments, and the Fund’s administrative services fee.

The Trust and ING Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits ING Investments to change the sub-adviser for a fund and to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act.  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Information Statement is intended to comply with that condition.

The Fund’s Annual Report, including audited financial statements for the fiscal year ended October 31, 2011 was sent to shareholders on or about December 31, 2011. In addition, the Fund’s Semi-Annual Report (unaudited) for the period ended April 30, 2012 will be sent to shareholders on or about June 30, 2012.

The Fund will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing the Trust at the following address:  ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 or by calling 1-800-992-0180.

This Information Statement is being made available to shareholders of record of the Fund as of May 24, 2012.  As of May 24, 2012, the following shares of beneficial interest of the Fund were outstanding:

Class	Shares Outstanding
Class A	2,310,345.109
Class B	57,884.655
Class C	436,260.632
Class I	292,499.695
Class W	117,555.206
Total	3,214,545.297

To the best of the Trust’s knowledge, as of May 24, 2012, the following persons owned beneficially or of record 5% or more of any class of the Fund:

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	5.3% Class A; 5.6% Class C; Beneficial	4.6%

Wilmington Trust RISC TTEE FBO Noble Energy Production Deferred Comp Plan for Select Emply PO Box 52129 Phoenix, AZ 85072	14.0% Class A; Beneficial	10.0%

Charles Schwab & Co. Inc. 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	11.7% Class A; 17.0% Class W; Beneficial	9.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	13.5% Class B; Beneficial	4.4%

MLPF & S for The Sole Benefit of The Customers Attn: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	15.5% Class B; 14.8% Class C; 7.5% Class I; Beneficial	1.0%

First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	11.5% Class B 5.3% Class C 7.9% Class I; Beneficial	0.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	8.3% Class B 20.0% Class C 5.8% Class I; Beneficial	0.0%

Charles Schwab & Co. Inc. Special Cust. Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.3% Class B; 20.5% Class C; Beneficial	2.9%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	6.3% Class C; Beneficial	3.0%

Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO BOX 48529 STE 200 Atlanta, GA 30362-1529	75.2% Class I; Beneficial	7.1%

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	15.2% Class W; Beneficial	1.6%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	31.2% Class W; Beneficial	1.1%

LPL Financial Omnibus Customer Account Attn: Eric Silvester 9785 Towne Centre Dr San Diego, CA 92121	8.3% Class W; Beneficial	1.0%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of the Trust’s knowledge, as of May 24, 2012, no Trustee or officer of the Trust beneficially owned, as a group, more than 1% of any class of the Fund.

Service Providers to the Fund

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund.  ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund.  ING Investments became an investment management firm in April 1995. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2012, ING Investments managed approximately $47.8 billion in assets.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include ING Investments and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in ING Investments’ loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including ING Investments, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

For its services under the investment advisory agreement, the Fund paid $1,636,358 in advisory fees to ING Investments for the fiscal year ended October 31, 2011.

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, serves as the administrator to the Fund. ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. ING Funds Services receives an administrative services fee from the Fund equal to 0.10% computed as a percentage of the Fund’s average daily net assets. ING Funds Services received approximately $155,938 for its services to the Fund for the fiscal year ended October 31, 2011.

ING Investments Distributor, LLC (“ING Investments Distributor”), an affiliate of ING Investments, serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Fund.  ING Investment Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. During the fiscal year ended October 31, 2011, ING Investments Distributor received approximately $429,766 from the Fund, under the Fund’s distribution and/or shareholder servicing plans. Those fees were used to provide distribution and/or shareholder services to the Fund, including making payments to financial service providers for the provision of shareholder and/or distribution services.

ING Investments, ING Funds Services, and ING Investments Distributor have continued to provide advisory, administrative, and distribution services, respectively, to the Fund following the sub-adviser changes. See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of ING Investments.

As discussed above, IIM B.V. served as the sub-adviser to the Fund until February 24, 2012. Under the IIM B.V. Sub-Advisory Agreement, ING Investments paid IIM B.V. $654,949 in sub-advisory fees for IIM B.V.’s services to the Fund for the fiscal year ended October 31, 2011.  In addition, under the Interim Delaware Management Sub-Advisory Agreement, ING Investments paid Delaware Management $23,422 in sub-advisory fees for Delaware Management’s services to the Fund for the period from March 12, 2012, through April 30, 2012 and under the Interim JPMorgan Sub-Advisory Agreement, ING Investments paid JPMorgan $23,558 in sub-advisory fees for JPMorgan’s services to the Fund for the period from March 12, 2012, through April 30, 2012.

For the fiscal year ended October 31, 2011, the Fund paid the following to an affiliate in brokerage commissions to execute portfolio transactions:

Affiliate	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$376,464,242	0.10%	$1,170	$612,549	0.19%

NEW SUB-ADVISORY AGREEMENTS BETWEEN

ING INVESTMENTS, LLC AND DELAWARE MANAGEMENT COMPANY

AND ING INVESTMENTS, LLC AND JPMORGAN INVESTMENT MANAGEMENT INC.

Background

ING Investments serves as the investment adviser to the Fund pursuant to an investment advisory agreement between ING Investments and the Trust on behalf of the Fund dated September 23, 2002, as amended and restated February 1, 2005 (“Investment Advisory Agreement”). The Investment Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board, and where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund. Effective March 12, 2012, ING Investments delegated the day-to-day advisory services for the Fund to Delaware Management pursuant to the Interim Delaware Management Sub-Advisory Agreement, and to JPMorgan pursuant to the Interim JPMorgan Sub-Advisory Agreement, in replacement of IIM B.V.

The Investment Advisory Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (“Independent Trustees”) on November 17, 2011. In addition, the Investment Advisory Agreement was last approved by the Fund’s shareholders on August 18, 2000.

For the services it provides to the Fund under the Investment Advisory Agreement, the Fund pays ING Investments an annual advisory fee of 1.00% of the Fund’s average daily net assets payable on a monthly basis. The Fund paid approximately $1,636,358 in advisory fees to ING Investments for fiscal year ended October 31, 2011.

The Sub-Adviser Change

The Fund was sub-advised by IIM B.V. from June 10, 2008, to February 24, 2012. As discussed above, on January 12, 2012, the Board of the Fund and Emerging Markets Fund approved the “Reorganization Agreement,” which provides for the Reorganization.  The Reorganization requires shareholder approval and, if approved, is expected to be effective on the Closing Date.  On January 11, 2012, IIM B.V., the former sub-adviser to the Fund, notified the Board that it was recommending a change in investment strategy of the Fund, which would have required the Fund to incur substantial transition costs.  Rather than allowing IIM B.V. to continue as sub-adviser until the Closing Date and in anticipation of the Reorganization, on February 10, 2012, the Board approved terminating the sub-advisory agreement between ING Investments and IIM B.V.  The Board also approved interim sub-advisory agreements between ING Investments and Delaware Management and JPMorgan, respectively, effective March 12, 2012.  In addition, the Board approved changes to the Fund’s investment strategies to align the Fund with Emerging Markets Fund effective February 24, 2012.  A prospectus supplement describing these changes was mailed to shareholders on February 10, 2012.

Discussion of the Sub-Advisers

Delaware Management

Delaware Management is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI and DMBT. DMBT is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of Delaware Management is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of March 31, 2012, DMHI and its subsidiaries managed $170 billion in assets.

Effective March 12, 2012, Delaware Management began serving as a sub-adviser to the Fund under the Interim Delaware Management Sub-Advisory Agreement. Subject to the supervision and control of ING Investments and the Board, Delaware Management determines the securities to be purchased for and sold from the portion of the Fund’s assets allocated to it. Effective July 23, 2012, Delaware Management will continue to serve as the sub-adviser to the Fund under the New Delaware Sub-Advisory Agreement between ING Investments and Delaware Management, and subject to the supervision and control of ING Investments and the Board, Delaware Management will continue to determine the securities to be purchased for and sold from the portion of the Fund’s assets allocated to it. These services will continue to be provided to the Fund unless terminated by the action of the Board. The New Delaware Sub-Advisory Agreement will not result in a change to the personnel managing the Fund or its investment strategy as compared to the Interim Delaware Management Sub-Advisory Agreement.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Delaware Management is set out on Appendix C of this Information Statement.  As of May 24, 2012, no Trustee or officer of the Fund was an officer, trustee, employee, general partner or shareholder of Delaware Management.

JPMorgan

JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of March 31, 2012, JPMorgan and its affiliates managed $1,381,505 million in assets.

Effective March 12, 2012, JPMorgan began serving as a sub-adviser to the Fund under the Interim JPMorgan Sub-Advisory Agreement. Subject to the supervision and control of ING Investments and the Board, JPMorgan determines the securities to be purchased for and sold from the portion of the Fund’s assets allocated to it. Effective July 23, 2012, JPMorgan will continue to serve as the sub-adviser to the Fund under the New JPMorgan Sub-Advisory Agreement between ING Investments and JPMorgan, and subject to the supervision and control of ING Investments and the Board, JPMorgan will continue to determine the securities to be purchased for and sold from the portion of the Fund’s assets allocated to it. These services will continue to be provided to the Fund unless terminated by the action of the Board. The New JPMorgan Sub-Advisory Agreement will not result in a change to the personnel managing the Fund or its investment strategy as compared to the Interim JPMorgan Sub-Advisory Agreement.

A listing of the names, addresses, and the principal occupations of the principal executive officers of JPMorgan is set out on Appendix C of this Information Statement.  As of May 24, 2012, no Trustee or officer of the Fund was an officer, trustee, employee, general partner or shareholder of JPMorgan.

Fees Charged to Comparable Funds

The chart below sets forth information provided by Delaware Management and JPMorgan about other investment companies with investment objectives and investment strategies similar to those of the Fund, for which Delaware Management and JPMorgan act as investment adviser, the annual rate of compensation and the net assets of each investment company.

Delaware Management

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)(1)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
Delaware VIP Trust – Emerging Markets Series	$615,000,000	1.25% on all assets
Delaware Pooled Trust	$23,000,000	1.00% on all assets
Delaware Emerging Markets Fund	$2,600,000,000	1.22% on all assets
ING Emerging Markets Equity Fund	$45,700,000

0.60% on the first $200 million of the Fund’s average daily net assets;

0.50% on the next $100 million of the Fund’s average daily net assets; and

0.45% on the Fund’s average daily net assets in excess of $300 million.

Registered Investment Company A	$245,000,000	0.50% on the first $150 million of the Fund’s average daily net assets; and 0.45% on the Fund’s average daily net assets in

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)(1)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
		excess of $150 million.
Registered Investment Company B	$82,600,000	0.60% on the first 10 million of the Fund’s average daily net assets; and 0.50% on the Fund’s average daily net assets in excess of $10 million.
Registered Investment Company C	$180,800,000

0.55% on the first $200 million of the Fund’s average daily net assets; 0.47% on the next $300 million of the Fund’s average daily net assets; and 0.42% on the Fund’s average daily net assets in excess of $500 million.

(1)                   The amount of net assets shown is as of March 31, 2012.

JPMorgan

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)(2)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
JPMorgan Emerging Economies Fund	$346,000,000	1.00% on all assets
ING Emerging Markets Equity Fund	$46,200,000

0.50% on the first $150 million of the Fund’s average daily net assets;

0.45% on the next $150 million of the Fund’s average daily net assets; and

0.40% on the Fund’s average daily net assets in excess of $300 million.

VALIC Emerging Economies Fund	$247,500,000

0.50% on the first $150 million of the Fund’s average daily net assets;

0.045% on the next $150 million of the Fund’s average daily net assets; and

0.40% on the Fund’s average daily net assets in excess of $300 million.

(2)                   The amount of net assets shown is as of October 31, 2011.

Investment Strategies of the Fund

The sub-adviser changes also resulted in a change to the manner in which the Fund is managed, as described in detail in supplements to the Fund’s Prospectuses and statement of additional information dated February 10, 2012.  The Portfolio’s investment objective remains to seek long-term capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”).

The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests.  However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Delaware Management and JPMorgan (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments the Fund’s investment adviser, will determine the amount of Fund assets allocated to each Sub-Adviser.

Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Delaware Management

Delaware Management selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, Delaware Management typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware Management typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware Management considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. Delaware Management then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. Delaware Management believes this gives it an estimate of the stock’s intrinsic value.

Because the Fund invests primarily in emerging countries, there may be less information available for the Delaware Management to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. Delaware Management attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

JPMorgan

JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing its portion of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities. Securities held in the Fund that JPMorgan believes have become overvalued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.

The portfolio construction process controls the sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction. JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Risks of Investing in the Fund under the Current Strategy

With the implementation of the new strategy, the Fund is subject to the following risks, which could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets.   Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate.  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model.  The Manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity.   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”). Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

The Terms of the New Delaware Management Sub-Advisory Agreement

A copy of the New Delaware Management Sub-Advisory Agreement with respect to the Fund is attached to this Information Statement as Appendix A. The description of the New Delaware Management Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Delaware Management Sub-Advisory Agreement are substantially similar to those of the Interim Delaware Management Sub-Advisory Agreement, with the exception of the effective dates and the initial terms of the agreement and the sub-advisory fee rate.

Under the New Delaware Management Sub-Advisory Agreement, as was the case under the Interim Delaware Management Sub-Advisory Agreement, Delaware Management acts as a sub-adviser to the Fund and supervises and directs the investments of the portion of the Fund’s assets allocated to it. In this capacity, Delaware Management furnishes the Fund with investment advisory services in connection with a continuous investment program for the Fund, and manages the investments of the portion of the Fund’s assets allocated to it in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectuses and Statement of Additional Information. Subject to the supervision and control of the Fund’s investment adviser, which in turn is subject to the supervision and control of the Board, Delaware Management, in its discretion, determines and selects the securities to be purchased for and sold from the portion of the Fund’s investment portfolio allocated to it and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of the Interim Delaware Management Sub-Advisory Agreement and the New Delaware Management Sub-Advisory Agreement, in the absence of (i) willful misfeasance, bad faith, or gross negligence in the performance of or (ii) reckless disregard of its obligations and duties under the Interim Delaware Management Sub-Advisory Agreement or the New Delaware Management Sub-Advisory Agreement, neither Delaware Management nor any of its directors, officers, employees or agents shall be liable to the Trust or its shareholders or to the investment adviser for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the Interim Delaware Management Sub-Advisory Agreement or the New Delaware Management Sub-Advisory Agreement.  Under the Interim Delaware Management Sub-Advisory Agreement and the New Delaware Management Sub-Advisory Agreement, Delaware Management and ING Investments agree to indemnify each other in certain circumstances.

The sub-advisory fee rate payable under the Interim Delaware Management Sub-Advisory Agreement and the New Delaware Management Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedules set out below:

Annual Sub-Advisory Fee

Interim Delaware Management Sub-Advisory Agreement	New Delaware Management Sub-Advisory Agreement
0.42% of the Fund’s average daily net assets

0.60% on the first $200 million of the Fund’s average daily net assets;

0.50% on the next $100 million of the Fund’s average daily net assets; and

0.45% on the Fund’s average daily net assets in excess of $300 million.

The New Delaware Management Sub-Advisory Agreement may be terminated with respect to the Fund as follows:  by ING Investments at any time without penalty, upon sixty (60) days’ written notice to Delaware Management and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and Delaware Management; or by Delaware Management at any time without penalty, upon sixty (60) days’ written notice to ING Investments and the Trust. The New Delaware Management Sub-Advisory Agreement terminates automatically in the event of its assignment, as such term is described in the 1940 Act.

The New Delaware Management Sub-Advisory Agreement was approved by the Board of the Trust, including a majority of the Independent Trustees, on May 24, 2012.

Factors Considered by the Board of the Fund with Respect to Delaware Management

At a meeting of the Board of the Fund held on May 24, 2012 the Board, including a majority of the Independent Trustees, determined to re-appoint Delaware Management as the sub-adviser to the Fund under the New Delaware Management Sub-Advisory Agreement.  In determining whether to approve the New Delaware Management Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board in support of the sub-advisory arrangement with Delaware Management included the following: (1) a memorandum from ING Investments discussing the New Delaware Management Sub-Advisory Agreement to be put into place upon expiration of the Interim Delaware Agreement if the Reorganization was not yet implemented; (2) responses from Delaware Management to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Delaware Management Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically in presentations to the Board regarding Delaware Management in connection with its management of mutual funds in the ING Funds complex, including the Fund.

The Board’s consideration of whether to approve the New Delaware Management Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ view with respect to Delaware Management’s management of the Fund; (2) the nature and quality of the services currently being provided and to be provided by Delaware Management under the Interim Delaware Management Sub-Advisory Agreement and the sub-advisory agreement with respect to Emerging Markets Fund, which is managed in an identical manner to the Fund; (3) the personnel, operations, and investment management capabilities of Delaware Management; (4) the level of the compensation to be paid by ING Investments to Delaware Management under the New Delaware Management Sub-Advisory Agreement in light of the services to be provided by Delaware Management, which will be higher than those sub-advisory fees payable under the Interim Delaware Management Sub-Advisory Agreement, reducing the profitability to ING Investments, and the fact that there would be no change in the advisory fees payable by the Fund; (5) Delaware Management’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of the Fund and other funds in the ING Funds complex; and (6) Delaware Management’s Code of Ethics, which had previously been approved for the Fund, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) Delaware Management should be appointed as a sub-adviser to the Fund under the New Delaware Management Sub-Advisory Agreement and continue to provide advisory services to the Fund; and (2) the sub-advisory fee rate payable by ING Investments to Delaware Management under the New Delaware Management Sub-Advisory Agreement is fair and reasonable in the context of all factors considered by the Board and in light of the nature, extent and quality of the services to be provided by Delaware Management.

Based on these conclusions and other factors, the Board voted to approve the New Delaware Management Sub-Advisory Agreement on behalf of the Fund. The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Delaware Management Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Delaware Management Sub-Advisory Agreement.

The Terms of the New JPMorgan Sub-Advisory Agreement

A copy of the New JPMorgan Sub-Advisory Agreement with respect to the Fund is attached to this Information Statement as Appendix B. The description of the New JPMorgan Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

The material terms of the New JPMorgan Sub-Advisory Agreement are substantially similar to those of the Interim JPMorgan Sub-Advisory Agreement, with the exception of the effective dates and the initial terms of the agreement and the sub-advisory fee rate.

Under the New JPMorgan Sub-Advisory Agreement, as was the case under the Interim JPMorgan Sub-Advisory Agreement, JPMorgan acts as a sub-adviser to the Fund and supervises and directs the investments of the portion of the Fund’s assets allocated to it. In this capacity, JPMorgan furnishes the Fund with investment advisory services in connection with a continuous investment program for the Fund, and manages the investments of the portion of the Fund’s assets allocated to it in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectuses and Statement of Additional Information. Subject to the supervision and control of the Fund’s investment adviser, which in turn is subject to the supervision and control of the Board, JPMorgan, in its discretion, determines and selects the securities to be purchased for and sold from the portion of the Fund’s investment portfolio allocated to it and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of the Interim JPMorgan Sub-Advisory Agreement and the New JPMorgan Sub-Advisory Agreement, in the absence of (i) willful misfeasance, bad faith, or gross negligence in the performance of or (ii) reckless disregard of its obligations and duties under the Interim JPMorgan Sub-Advisory Agreement or the New JPMorgan Sub-Advisory Agreement, neither JPMorgan nor any of its directors, officers, employees or agents shall be liable to the Trust or its shareholders or to the investment adviser for any error of judgment, mistake of law, diminution of value of the Fund’s investment portfolio, or any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the Interim JPMorgan Sub-Advisory Agreement or the New JPMorgan Sub-Advisory Agreement.  Under the Interim JPMorgan Sub-Advisory Agreement and the New JPMorgan Sub-Advisory Agreement, JPMorgan and ING Investments agree to indemnify each other in certain circumstances.

The sub-advisory fee rate payable under the Interim JPMorgan Sub-Advisory Agreement and the New JPMorgan Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedules set out below:

Annual Sub-Advisory Fee

Interim JPMorgan Sub-Advisory Agreement	New JPMorgan Sub-Advisory Agreement
0.42% of the Fund’s average daily net assets.

0.50% on the first $150 million of the Fund’s average daily net assets;

0.45% on the next $150 million of the Fund’s average daily net assets; and

0.40% on the Fund’s average daily net assets in excess of $300 million.

The New JPMorgan Sub-Advisory Agreement may be terminated with respect to the Fund as follows:  by ING Investments at any time without penalty, upon sixty (60) days’ written notice to JPMorgan and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and JPMorgan; or by JPMorgan at any time without penalty, upon sixty (60) days’ written notice to ING Investments and the Trust. The New JPMorgan Sub-Advisory Agreement terminates automatically in the event of its assignment, as such term is described in the 1940 Act.

The New JPMorgan Sub-Advisory Agreement was approved by the Board of the Trust, including a majority of the Independent Trustees, on May 24, 2012.

Factors Considered by the Board of the Fund with Respect to JPMorgan

At a meeting of the Board of the Fund held on May 24, 2012 the Board, including a majority of the Independent Trustees, determined to re-appoint JPMorgan as the sub-adviser to the Fund under the New JPMorgan Sub-Advisory Agreement.  In determining whether to approve the New JPMorgan Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board in support of the sub-advisory arrangement with JPMorgan included the following: (1) a memorandum from ING Investments discussing the New JPMorgan Sub-Advisory Agreement to be put into place upon expiration of the Interim JPMorgan Sub-Advisory Agreement if the Reorganization was not yet implemented; (2) responses from JPMorgan to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New JPMorgan Sub-

Advisory Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically in presentations to the Board regarding JPMorgan in connection with its management of mutual funds in the ING Funds complex, including the Fund.

The Board’s consideration of whether to approve the New JPMorgan Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ view with respect to JPMorgan’s management of the Fund; (2) the nature and quality of the services currently being provided and to be provided by JPMorgan under the Interim JPMorgan Sub-Advisory Agreement and the sub-advisory agreement with respect to Emerging Markets Fund, which is managed in an identical manner to the Fund; (3) the personnel, operations, and investment management capabilities of JPMorgan; (4) the level of the compensation to be paid by ING Investments to JPMorgan under the New JPMorgan Sub-Advisory Agreement in light of the services to be provided by JPMorgan, which will be higher than those sub-advisory fees payable under the Interim JPMorgan Sub-Advisory Agreement, reducing the profitability to ING Investments, and the fact that there would be no change in the advisory fees payable by the Fund; (5) JPMorgan’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of the Fund and other funds in the ING Funds complex; and (6) JPMorgan’s Code of Ethics, which had previously been approved for the Fund, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) JPMorgan should be appointed as a sub-adviser to the Fund under the New JPMorgan Sub-Advisory Agreement and continue to provide advisory services to the Fund; and (2) the sub-advisory fee rate payable by ING Investments to JPMorgan under the New JPMorgan Sub-Advisory Agreement is fair and reasonable in the context of all factors considered by the Board and in light of the nature, extent and quality of the services to be provided by JPMorgan.

Based on these conclusions and other factors, the Board voted to approve the New JPMorgan Sub-Advisory Agreement on behalf of the Fund. The Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New JPMorgan Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New JPMorgan Sub-Advisory Agreement.

Expenses Related to the Information Statement

The Fund and ING Investments (or an affiliate) will equally share the expenses in connection with providing this Information Statement to shareholders.  These expenses include the printing, mailing, legal fees, and out-of-pocket expenses.

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APPENDIX A

THE NEW DELAWARE MANAGEMENT SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

DELAWARE MANAGEMENT COMPANY

FORM OF

SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

This AGREEMENT is made as of this        day of             , 2012, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Delaware Management Company, a series of Delaware Management Business Trust, a Delaware statutory trust, (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated February 1, 2005, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.             Appointment.  The Manager hereby appoints the Sub-Adviser to provide advisory services to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that, no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.  Notwithstanding the foregoing, and for elimination of doubt, the Adviser and the Fund hereby acknowledge that the Sub-Adviser shall not be responsible for actions or omissions on the part of the Adviser with respect to the management of the Series or the assets of a Series other than those specifically managed by the Sub-Adviser, if the management of such assets causes the Series to fail to comply with either (i) Section 851 of the Code, (ii) Section 817(h) of the Code, as described above.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided, however, that the Sub-Adviser retains responsibility to take any investment-related actions regarding corporate actions (for example, participate in a tender offer, rights issue or buy back offer), unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.             Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.             Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  Notwithstanding the foregoing, the Sub-Adviser may include the Fund’s performance in calculating its composites.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.             Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.             Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.           Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided.

12.           Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.           Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager

Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.           Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through                 , 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon  sixty (60) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed  thirty (30) days beyond the initial  sixty (60) days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Delaware Management Company

One Commerce Square, 2005 Market Street

Philadelphia, PA  19103

Attention:  Patrick P. Coyne, President

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Michael J. Roland

18.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Name:	Todd Modic
Title:	Senior Vice President

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

By:
Name:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

DELAWARE MANAGEMENT COMPANY

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Emerging Countries Fund	0.60% on first $200 million in assets; 0.50% on next $100 million in assets; and 0.45% on assets over $300 million

APPENDIX B

THE NEW JPMORGAN SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

J.P. MORGAN INVESTMENT MANAGEMENT INC.

FORM OF

SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

This AGREEMENT made as of this          day of                 , 2012, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), ING Mutual Funds, a Delaware statutory trust (the “Fund”) and J.P. Morgan Investment Management Inc. (“Sub-Adviser”), a corporation organized under the laws of the State of Delaware.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated February 1, 2005, as amended (the “Management Agreement”) a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory, management, and administrative services with respect to the Fund’s series; and

WHEREAS, the Fund and the Manager wish to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Manager, and the Sub-Adviser as follows:

1.             Appointment.  The Fund and the Manager hereby appoint the Sub-Adviser to provide discretionary investment management services to the series of the Fund designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series other than the Series with respect to which the Fund and the Manager wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall promptly notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall so notify the Fund and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Management Duties and Authority.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine, in its discretion, the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services and transactions on behalf of each Series.  In accordance with the forgoing duties, the Sub-Adviser is hereby authorized to act as agent for the Series to order deposits and the investment of cash and purchases and sales of securities for the Series’ account and in the name of the Fund.  This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 16 hereof.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Sub-Adviser deems necessary or desirable in order to carry out its duties hereunder for the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (and the Sub-Adviser is not responsible for the requirements for the Fund to register under the 1940 Act, to file with its tax return an election to be a regulated investment company, or any other requirements of Section 851 of the Code all of which shall be the responsibility of the Manager), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies that the Manger has identified for the Sub-Adviser.  The Manager will notify the Sub-Adviser promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.  The Manager or the Fund will notify the Sub-Adviser of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of the other rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies that the Manager has identified for the Sub-Adviser.

(b)           (i)            Except under the circumstances set forth in subsections (ii) and (iii), the Sub-Adviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(ii)           The Sub-Adviser hereby agrees that upon 60 days’ written notice from the Adviser, the Sub-Adviser shall assume responsibility for reviewing proxy solicitation materials and voting proxies in relation to the securities held as Assets in the Fund in accordance with the Sub-Adviser’s proxy voting policies.  As of the time the Sub-Adviser shall assume such responsibilities with respect to proxies under this sub-section (ii), the Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(iii)  In certain markets, shares being tendered to vote are temporarily immobilised from trading until after the shareholder meeting has taken place. In these instances, at the request of the Manager, the Sub-Adviser will discuss with the Manager whether the Series’ best interests are served by being representing at the shareholder meeting, or by retaining the ability to trade the stock. At the Manager’s request, the Sub-Adviser will also discuss with the Manager whether to vote a proxy from an issuer in a jurisdiction in which a vote would preclude the Series’ ability to participate in subsequent corporate actions.

(c)           On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund and to such other clients. The Manager and the Board shall have the right to review the Sub-Adviser’s manner of allocation and to direct that the Sub-Adviser no longer aggregate securities to be sold or purchased for the Series with securities to be sold or purchased for the Sub-Adviser’s other clients, provided, however, that any such direction to the Sub-Adviser shall be implemented on a prospective basis only.  The Fund and the Manager recognize that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Series or adversely affect the price paid or received by the Series.  Similarly, the Fund and the Manager recognize that not aggregating trades for the Series with trades for other clients of the Sub-Adviser may also limit the size of the position that may be acquired or sold for the Series or adversely affect the price paid or received by the Series.

(d)           In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(e)           The Sub-Adviser will assist the portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.

(f)            The Sub-Adviser will make available to the Fund and the Manager, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws; provided, however, that Sub-Adviser may retain a copy of such records.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)           In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, retain or employ such affiliates or third parties as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Sub-Adviser may not retain or employ any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Fund’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Fund, the Manager, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Fund to the extent required by the 1940 Act.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, as defined in the Advisers Act, or any company that the Sub-Adviser has retained or employed, with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, has, in any material connection with the handling of assets:

(i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

Notwithstanding any other provision of this Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or third party for the purpose of providing the services contemplated under this clause.

(i)            In using spot and forward foreign exchange contracts for the Series as an investment the Manager represents the following:

(i)            That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to authorize the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

(ii)           That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager’s behalf and to give instructions for settlement for the same.

(iii)          That the Sub-Adviser has full authority to instruct the Fund’s custodian in conformity with its mandate.

(iv)          That in the event of the termination of this Agreement, the Sub-Adviser may, if legally and operationally possible, offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(j)            The Manager further represents that the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice.  If the Manager requires funds from the Series to meet any redemption requests, Series expenses, and other costs of the Series doing business, the Sub-Adviser will make funds available from the Series’ assets in a reasonably timely manner for the Manager to meet such obligations.  The Manager reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

3.             Broker-Dealer Selection.  The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers of its choosing and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Sub-Adviser’s primary consideration in choosing a broker or dealer to effect any such transaction will be to obtain the best execution for the Series, taking into account the factors it deems relevant, including price (including the applicable brokerage commission or dollar spread, both for the specific transaction and on a continuous basis), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to the requirements of U.S. law, the Fund and the Manager agree that the Sub-Adviser may follow the best execution policy described on Schedule B.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.

To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC or to any of its affiliated broker-dealers as agents.  Such allocation shall be in such amounts and proportions as the Sub-

Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and will provide such other information on the allocations as the Board may reasonably request.

The Fund and the Manager agree that, in managing the Series, the Sub-Adviser may execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive” and may utilize a multilateral trading facility.  See Schedule B.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its sub-adviser duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations including, but not limited to:

(a)           Expenses of all audits by the Fund’s independent public accountants;

(b)           Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)           Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)           Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)           Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)            Expenses of maintaining the Fund’s tax records;

(g)           Salaries and other compensation of any of the Fund’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

(h)           Taxes levied against the Fund;

(i)            Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)            Costs, including the interest expense, of borrowing money;

(k)           Costs and/or fees incident to meetings of the Fund’s shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)            The Fund’s legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

(m)          Trustees’ fees and expenses of trustees who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

(n)           The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)           Association membership dues;

(p)           Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)           Organizational and offering expenses.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7.             Seed Money.  The Manager agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

8.             Compliance.

(a)           The Fund and the Manager acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Fund or the Manager, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Fund’s registration statement, the Fund’s Amended and Restated Declaration of Trust and By-Laws, the Fund’s Prospectus and any policies adopted by the Fund’s Board of Trustees applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act, the Advisers Act and any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies that the Manger has identified for the Sub-Adviser (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Fund, the Manager or the Fund’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Manager, or the Fund’s administrator.  The Manager shall promptly provide the Sub-Adviser with copies of the Fund’s registration statement, the Fund’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Fund’s Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.  The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has publicly announced the commencement of proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to comply with the income and asset diversifications of Section 851 of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)           The Manager agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has publicly announced the commencement of proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.             Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.          Cooperation; Confidentiality.

(a)           Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Fund.

(b)           Subject to paragraphs (a), (c) and (d) of this Section 10, the Sub-Adviser will treat confidentially and as proprietary information of the Fund all such non-public records and other information related to the Fund maintained by the Sub-Adviser, and will not use such non-public records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or the Manager, which approval shall not be unreasonably withheld.  Subject to paragraphs (a), (c) and (d) of this Section 10, the Manager will treat confidentially and as proprietary information of the Sub-Adviser all non-public information furnished to the Fund or the Manager by the Sub-Adviser in connection with its duties under this Agreement, except after prior notification to and approval in writing by the Sub-Adviser, which approval shall not be unreasonably withheld.  Notwithstanding the foregoing, the aforesaid records and information need not be treated as confidential if required to be disclosed by applicable law, regulation or upon request by a party’s regulator or auditor or if available from a source other than the Fund, the Manager or the Sub-Adviser.

(c)           To the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Series (including, but not limited to, the identity of the Series and market value of the Series), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Series in accordance with the terms of this Agreement.

(d)           The Fund and the Manager acknowledge that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Fund and the Manager as confidential and for use only by the Manager and the Fund.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Manager and Sub-Adviser, the Manager and the Fund will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Series until such list of securities is filed with the SEC, mailed out to shareholders or posted on the Fund’s Web site, which filing, mailing or posting shall not be made sooner than 30 days after calendar quarter end, except that the Series’ top 10 holdings may be disclosed 16 days after month end.  In addition, at the end of each calendar quarter, the Manager may disclose, earlier than 30 days after calendar quarter end, a list of the securities purchased or sold by the Series during the calendar quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Manager.

11.          Representations Respecting Sub-Adviser.

(a)           During the term of this Agreement, the Fund and the Manager agree to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Manager), or that use any derivative of the names “J.P. Morgan Asset Management” “JPMorgan Chase & Co.,” or “J.P. Morgan Investment Management Inc.” or any logos associated therewith.  The Fund and the Manager agree that they will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Fund and the Manager will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

(b)           The Fund and the Manager will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Fund as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)           The Manager and the Fund agree that neither the Fund, the Manager, nor affiliated persons of the Fund or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of Additional information for the Fund, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.          Services Not Exclusive.  It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

13.          Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.          Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Manager agree that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

The Sub-Adviser does not guarantee the future performance of the Series or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Series. The Fund and the Manager understand that investment decisions made for the Series by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  The Sub-Adviser will manage only the assets of the Series allocated to its management by the Manager and in making investment decisions for the Series.

15.          Indemnification.

(a)           Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, howsoever arising from or in connection with this Agreement or the performance by the Sub-Adviser of its duties under this Agreement, provided, however, the Sub-Adviser Indemnified Persons shall not be indemnified against losses, damages, liabilities or litigation (including legal and other expenses) arising out of (1) Sub-Adviser’s, including without limitation any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) which are based upon any untrue statement or alleged untrue statement of a material fact supplied by, the Sub-Adviser and contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund or to any affiliated person of the Sub-Adviser by the Manager.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise arising out of (i) the Sub-Adviser’s, including without limitation any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           None of the Fund, the Manager or the Sub-Adviser shall be liable for any special, consequential or incidental damages.

(d)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not, without the prior written consent of each Sub-Adviser Indemnified Person, settle or compromise the liability of any Sub-Adviser Indemnified Person in any such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent each Sub-Adviser Indemnified Person receives from such claimant an unconditional release from all liability in respect of such claim.

(e)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not, without the prior written consent of each Manager Indemnified Person, settle or compromise the liability of any Manager Indemnified Person in any such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent each Manager Indemnified Person receives from such claimant an unconditional release from all liability in respect of such claim.

(f)            The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

16.          Duration and Termination.    With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through                   , 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the

Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Manager and the Fund, unless the Manager or the Fund requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.          Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 E. Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Chief Counsel

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Michael J. Roland

If to the Sub-Adviser:

J.P. Morgan Investment Management Inc.

With a copy to:

J.P. Morgan Investment Management Inc.

270 Park Avenue, 9th Floor

New York, NY 10017

Attention:  Mutual Funds - Legal

18.          Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

19.          Use of Name.

(a)           It is understood that the name “ING Investments, LLC.” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series.  Upon termination of either Management Agreement between the Fund and the Manager, the Sub-Adviser shall as soon as is reasonably possible cease to use such applicable name (or derivative or logo).

(b)           It is understood that the names “J.P. Morgan Asset Management,” “JPMorgan Chase & Co.,” or “J.P. Morgan Investment Management Inc.,” or any derivative thereof or logos associated with those names are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such names (or derivatives or logos) in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series.  Upon termination of this Agreement between the Fund, the Manager, and the Sub-Adviser, the Fund shall as soon as is reasonably possible cease to use such names (or derivatives or logos) in the names of the Series or in the Series offering materials.

20.          Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Sub-Adviser has adopted a Customer Identification Program, (“CIP”) pursuant to which Sub-Adviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Adviser’s compliance with its CIP, the Fund hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to Sub-Adviser are true and accurate as of the date hereof, and (iii) the Fund or the Manager agrees to provide to Sub-Adviser such other information and documents that Sub-Adviser requests in order to comply with Sub-Adviser’s CIP.

21.          Force Majeure.    (a) No party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

22.          Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Delaware.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Fund by Trustees of the Fund in their capacity as Trustees of the Fund and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, or shareholder of the Fund individually.

23.          Miscellaneous.

(a)           This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Manager, or constituting the Manager as an agent of the Sub-Adviser.

(f)            This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING MUTUAL FUNDS

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

ING INVESTMENTS, LLC

By:
Name:	Todd Modic
Title:	Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

SCHEDULE A

COMPENSATION FOR SERVICES TO SERIES

For the services provided by J.P. Morgan Investment Management Inc. (the “Sub-Adviser”) to the following Series of ING Mutual Funds, pursuant to the attached Sub-Advisory Agreement, the Manager will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series	Fees
ING Emerging Countries Fund	0.50% on first $150 million; 0.45% on next $150 million; and 0.40% on assets over $300 million

APPENDIX C

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258

Name and Title

Shaun P. Mathews — Executive Vice President

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer, and Treasurer

Peter E. Caldwell — Vice President and Controller

Huey P. Falgout Jr. — Secretary

Principal Executive Officers of ING Mutual Funds who are Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Kimberly A. Anderson — Senior Vice President

Kevin Gleason — Executive Vice President and Chief Compliance Officer

Principal Executive Officers of Delaware Management Company

2005 Market Street, Philadelphia, Pennsylvania 19103

Name and Title

Patrick Coyne — President

Michael J. Hogan — Executive Vice President and Head of Equity Investments

See Yeng Quek — Executive Vice President, Managing Director, and Head of Fixed Income Investments

Philip N. Russo — Executive Vice President and Chief Administrative Officer

Principal Executive Officers of J.P. Morgan Investment Management Inc.

270 Park Avenue, New York, New York 10017

Name and Title

George CW Gatch — Director, Chief Executive Officer, President, and Managing Director

Seth P. Bernstein — Director, Global Head of Fixed Income, and Managing Director

Lawrence M. Unrein — Director, Chief Investment Officer, Global Head of Private Equity, and Managing Director

Martin R. Porter — Chief Investment Officer, Global Head of Equities & Balanced Group and Managing Director

Scott E. Richter — Secretary, Chief Legal Officer, and Managing Director

Joseph K. Azelby — Director, Chief Investment Officer, Global Head of Real Estate, and Managing Director

Paul A. Quinsee — Director and Managing Director

Joseph J. Bertini — Chief Compliance Officer and Managing Director

Robert L. Young — Director, Chief Operating Officer, and Managing Director

Craig M. Sullivan — Director, Chief Financial Officer, and Managing Director

James B. Broderick — Director and Managing Director

Catherine A. Keating — Director, Chief Executive Officer, and Managing Director

C-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

ING Emerging Countries Fund

a series of ING Mutual Funds

7337 E. Doubletree Ranch Rd., Suite 100

Scottsdale, AZ  85258-2034

(800) 992-0180

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to ING Emerging Countries Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”.  The Information Statement details a sub-adviser change relating to the Fund. In connection with its duties as the investment adviser for the Trust, ING Investments, LLC (the “Adviser”) reviews and evaluates the Trust’s sub-advisers on an ongoing basis. At a meeting held on February 10, 2012, the Board of Trustees of the Trust (the “Board”) approved the selection of Delaware Management Company (“Delaware”) and J.P. Morgan Investment Management Inc. (“J.P. Morgan”, together with Delaware, the “Sub-Advisers”) to replace ING Investment Management Advisors, B.V. as the sub-adviser to the Fund pursuant to interim sub-advisory agreements (the “Interim Agreements”) that will terminate no later than July 23, 2012.  A prospectus supplement describing these and other changes was mailed to shareholders on February 10, 2012.

The Board approved the change in sub-advisers to the Fund, which was effective on March 12, 2012, in anticipation of a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the combination of the Fund with ING Emerging Markets Equity Fund, a separate series of the Trust for which Delaware and J.P. Morgan serves as sub-adviser. For additional information about the Plan, please refer to the Registration Statement on Form N-14 mailed to shareholders on or about May 15, 2012.

On May 24, 2012, the Board approved new permanent sub-advisory agreements (“Permanent Agreements”) between the Adviser and the Sub-Advisers to be effective on July 24, 2012 if shareholders do not approve the Plan or if shareholders do not approve the Plan before the Interim Agreements terminate.  The appointment of the Sub-Advisers as the Fund’s sub-advisers under the Permanent Agreements was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the new sub-advisory agreements.  In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/ing until September 3, 2012. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above.  If you want to receive a paper or email copy of the Information Statement, you must request one no later than June 5, 2013.